UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 30, 2002

Pinnacle Holdings Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-24773	65-0652634

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

301 North Cattlemen Road, Suite 300, Sarasota, Florida 34232

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (941) 364-8886

(Former name or former address, if changed since last report)

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)  Exhibits.

     The following exhibit is furnished herewith pursuant to Item 9 of this Report and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended:

99.1	Chief Executive Officer and Chief Financial Officer Certification Pursuant to 18 USC §1350

Item 9.   Regulation FD Disclosure

     On August 19, 2002, Pinnacle Holdings Inc. (the “Company”) submitted to the Securities and Exchange Commission the certification by its chief executive and chief financial officers pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 with respect to the Company’s report on Form 10-Q for the quarter ended June 30, 2002, filed on August 19, 2002.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PINNACLE HOLDINGS INC. (Registrant)

By: /s/ William T. Freeman

William T. Freeman, Chief Financial Officer

Date: August 19, 2002

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